Broadcom Business Press Contact Bill Blanning Vice President, Global Media Relations 949-926-5555 blanning@broadcom.com	Broadcom Investor Relations Contact T. Peter Andrew Vice President, Corporate Communications 949-926-5663 andrewtp@broadcom.com
Broadcom Reports Third Quarter 2007 Results
Conference Call to be Webcast Today at 1:45 p.m. Pacific Time
IRVINE, Calif. — October 23, 2007 — Broadcom Corporation (Nasdaq: BRCM) today reported unaudited financial results for its third quarter ended September 30, 2007.
Net revenue for the third quarter of 2007 was $950.0 million, an increase of 5.8% compared with the $897.9 million reported for the second quarter of 2007 and an increase of 5.2% compared with the $902.6 million reported for the third quarter of 2006. Net income computed in accordance with U.S. generally accepted accounting principles (GAAP) for the third quarter of 2007 was $27.8 million, or $.05 per share (diluted), compared with GAAP net income of $34.3 million, or $.06 per share (diluted), for the second quarter of 2007, and GAAP net income of $110.2 million, or $.19 per share (diluted), for the third quarter of 2006.
Net revenue for the nine months ended September 30, 2007 was $2.749 billion, an increase of 0.2% compared with the $2.744 billion reported for the nine months ended September 30, 2006. Net income computed in accordance with GAAP for the nine months ended September 30, 2007 was $123.0 million, or $.21 per share (diluted), compared with GAAP net income of $334.0 million, or $.57 per share (diluted), for the nine months ended September 30, 2006.
In addition to GAAP results, Broadcom reports adjusted net income and adjusted net income per share, referred to respectively as “non-GAAP net income” and “non-GAAP net income per share.” A discussion of Broadcom’s use of these non-GAAP financial measures is set forth below, and reconciliations of GAAP net income to non-GAAP net income for the three and nine months ended September 30, 2007 and 2006, respectively, appear in the financial statements portion of this release.

Non-GAAP net income for the third quarter of 2007, computed with the adjustments to GAAP reporting set forth in the attached reconciliation, was $164.5 million, or $.27 per share (diluted), compared with non-GAAP net income of $162.1 million, or $.27 per share (diluted), for the second quarter of 2007, and $191.4 million, or $.32 per share (diluted), for the third quarter of 2006.
Non-GAAP net income for the nine months ended September 30, 2007, computed with the adjustments to GAAP reporting set forth in the attached reconciliation, was $501.7 million, or $.84 per share (diluted), compared with non-GAAP net income of $637.6 million, or $1.05 per share (diluted), for the nine months ended September 30, 2006.
“New product cycles enabled Broadcom to attain record revenue and generate strong operating cash flow in the third quarter,” said Scott A. McGregor, Broadcom’s President and Chief Executive Officer. “Our record revenue was driven by strength in the Bluetooth®, wireless LAN and digital TV markets. Broadcom continues to be a product cycle-driven company with a strong track record of successfully entering new markets. Looking forward, in the fourth quarter and in 2008 we will continue to invest aggressively in research and development of products for the very large cellular handset market, as well as new product offerings to address more of our existing customers’ needs.”
Conference Call Information
As previously announced, Broadcom will conduct a conference call with analysts and investors to discuss its third quarter 2007 financial results and current financial prospects today at 1:45 p.m. Pacific Time (4:45 p.m. Eastern Time). The company will broadcast the conference call via webcast over the Internet. To listen to the webcast, or to view the financial or other statistical information required by Securities and Exchange Commission (SEC) Regulation G, please visit the Investors section of the Broadcom website at www.broadcom.com/investors. The webcast will be recorded and available for replay until 5:00 p.m. Pacific Time, Tuesday, November 6, 2007.

Discussion of Non-GAAP Financial Measures
Non-GAAP net income consists of net income excluding stock-based compensation expense as well as charges related to acquisitions and charges and gains that are driven primarily by discrete events that management does not consider to be directly related to the company’s core operating performance. Non-GAAP net income per share is calculated by dividing non-GAAP net income by non-GAAP weighted average shares outstanding (diluted). For purposes of calculating non-GAAP net income per share, the calculation of GAAP weighted average shares outstanding (diluted) is adjusted to exclude the benefits of compensation costs attributable to future services and not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.
Broadcom believes that the presentation of non-GAAP net income and non-GAAP net income per share provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations. For further information regarding why Broadcom believes that these non-GAAP measures provide useful information to investors, the specific manner in which management uses these measures, and some of the limitations associated with the use of these measures, please refer to the company’s Current Report on Form 8-K filed today with the SEC. The Form 8-K is available on the SEC’s website at www.sec.gov or under the “Financial Information” tab of the Investors section of the Broadcom website described above.
About Broadcom
Broadcom Corporation is a major technology innovator and global leader in semiconductors for wired and wireless communications. Broadcom® products enable the delivery of voice, video, data and multimedia to and throughout the home, the office and the mobile environment. We provide the industry’s broadest portfolio of state-of-the-art, system-on-a-chip and software solutions to manufacturers of computing and networking equipment, digital entertainment and broadband access products, and mobile devices. These solutions support our core mission: Connecting everything®.
Broadcom is one of the world’s largest fabless semiconductor companies, with 2006 revenue of $3.67 billion, and holds over 2,300 U.S. and 1,000 foreign patents, more than 7,100 additional pending patent applications, and one of the broadest intellectual property portfolios addressing both wired and wireless transmission of voice, video and data.
Broadcom is headquartered in Irvine, Calif., and has offices and research facilities in North America, Asia and Europe. Broadcom may be contacted at +1.949.926.5900 or at www.broadcom.com.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
All statements included or incorporated by reference in this release and the related conference call for analysts and investors, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our business and industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.
These risks and uncertainties include, but are not limited to, general economic and political conditions and specific conditions in the markets we address, including the continuing volatility in the technology sector and semiconductor industry, trends in the broadband communications markets in various geographic regions, including seasonality in sales of consumer products into which our products are incorporated, and possible disruption in commercial activities related to terrorist activity or armed conflict; the timing, rescheduling or cancellation of significant customer orders and our ability, as well as the ability of our customers, to manage inventory; the gain or loss of a key customer, design win or order; the rate at which our present and future customers and end-users adopt Broadcom’s technologies and products in our target markets; our ability to scale our operations in response to changes in demand for our existing products and services or demand for new products requested by our customers; our ability to specify, develop or acquire, complete, introduce, market and transition to volume production new products and technologies in a cost-effective and timely manner; our dependence on a few significant customers for a substantial portion of our revenue; intellectual property disputes and customer indemnification claims and other types of litigation risk; the quality of our products and any potential remediation costs; problems or delays that we may face in shifting our products to smaller geometry process technologies and in achieving higher levels of design integration; our ability to timely and accurately predict market requirements and evolving industry standards and to identify opportunities in new markets; delays in the adoption and acceptance of industry standards in our target markets; changes in our product or customer mix; the volume of our product sales and pricing concessions on volume sales; the effectiveness of our expense and product cost control and reduction efforts; our ability to retain, recruit and hire key executives, technical personnel and other employees in the positions and numbers, with the experience and capabilities, and at the compensation levels needed to implement our business and product plans; risks and uncertainties resulting from Broadcom’s recent equity award review, including potential claims and proceedings related to such matters, such as shareholder litigation and any action by the SEC, U.S. Attorney’s Office or other governmental agency that could result in civil or criminal sanctions against the company and/or certain of our current or former officers, directors or employees, or other actions taken or required as a result of the review; competitive pressures and other factors such as the qualification, availability and pricing of competing products and technologies and the resulting effects on sales and pricing of our products; the availability and pricing of third party semiconductor foundry, assembly and test capacity and raw materials; the timing of customer-industry qualification and certification of our products and the risks of non-qualification or non-certification; fluctuations in the manufacturing yields of our third party semiconductor foundries and other problems or delays in the fabrication, assembly, testing or delivery of our products; the risks of producing products with new suppliers and at new fabrication and assembly and test facilities; the risks and uncertainties associated with our international operations, particularly in light of terrorist activity, armed conflict or political unrest; the effects of natural disasters, public health emergencies, international conflicts and other events beyond our control; and the level of orders received that can be shipped in a fiscal quarter; and other factors.
Our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. The forward-looking statements in this release and the related conference call for analysts and investors speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason.
Broadcom®, the pulse logo, Connecting everything® and the Connecting everything logo are among the trademarks of Broadcom Corporation and/or its affiliates in the United States, certain other countries and/or the EU. Bluetooth® is a trademark of the Bluetooth SIG. Any other trademarks or trade names mentioned are the property of their respective owners.

BROADCOM CORPORATION
Unaudited GAAP Consolidated Statements of Income
(In thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Net revenue	$949,959	$902,586	$2,749,360	$2,744,364
Cost of revenue (1)	465,970	450,164	1,343,956	1,341,747

Gross profit	483,989	452,422	1,405,404	1,402,617
Operating expense:
Research and development (2)	352,283	272,565	985,223	804,283
Selling, general and administrative (3)	124,907	125,281	373,413	360,162
Amortization of purchased intangible assets (4)	314	329	843	2,017
In-process research and development (4)	4,970	—	15,470	5,200
Impairment of other intangible assets (4)	—	—	1,500	—

Income from operations	1,515	54,247	28,955	230,955
Interest income, net	31,443	31,826	101,355	83,758
Other income (expense), net (5)	(1,670)	299	(2,437)	3,518

Income before income taxes	31,288	86,372	127,873	318,231
Provision (benefit) for income taxes (6)	3,528	(23,809)	4,866	(15,734)

Net income	$27,760	$110,181	$123,007	$333,965

Net income per share (basic)	$.05	$.20	$.23	$.61

Net income per share (diluted)	$.05	$.19	$.21	$.57

Weighted average shares (basic)	539,931	547,927	542,881	544,895

Weighted average shares (diluted)	577,583	572,597	579,479	589,449

Listed below are the items included in net income that management excludes in computing the unaudited non-GAAP financial measures referred to in the text and tables of this press release and further described under “Discussion of Non-GAAP Financial Measures.”

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
	(In thousands)
(1) Cost of revenue:
Stock-based compensation	$7,214	$5,742	$19,889	$19,133
Amortization of purchased intangible assets	3,935	2,314	9,551	8,039
Charges related to equity award review	—	—	89	—
Employer payroll tax expense on certain stock option exercises	51	26	147	784

	$11,200	$8,082	$29,676	$27,956

(2) Research and development expense:
Stock-based compensation	$94,619	$78,191	$263,882	$234,616
Charges related to equity award review	—	1,339	1,333	1,339
Employer payroll tax expense on certain stock option exercises	1,191	365	3,231	7,784

	$95,810	$79,895	$268,446	$243,739

(3) Selling, general and administrative expense:
Stock-based compensation	$37,023	$37,595	$106,256	$108,230
Charges related to equity award review	—	260	1,987	260
Employer payroll tax expense on certain stock option exercises	242	157	926	4,022

	$37,265	$38,012	$109,169	$112,512

(4) Amortization of purchased intangible assets	$314	$329	$843	$2,017
In-process research and development	4,970	—	15,470	5,200
Impairment of other intangible assets	—	—	1,500	—

	$5,284	$329	$17,813	$7,217

(5) Other income (expense), net:
Loss (gain) on strategic investments, net	$2,121	$—	$4,769	$(700)
Non-operating gains	(146)	—	(275)	(482)

	$1,975	$—	$4,494	$(1,182)

(6) Provision (benefit) for income taxes:
Income tax benefits from adjustments to tax reserves of certain foreign subsidiaries or various foreign jurisdictions	$—	$(27,900)	$(4,583)	$(29,600)
Income tax effects	(14,754)	(17,178)	(46,298)	(56,981)

	$(14,754)	$(45,078)	$(50,881)	$(86,581)

BROADCOM CORPORATION
Unaudited Reconciliation of Non-GAAP Adjustments
(In thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
GAAP net income	$27,760	$110,181	$123,007	$333,965
Non-GAAP adjustments:
Stock-based compensation:
Cost of revenue	7,214	5,742	19,889	19,133
Research and development	94,619	78,191	263,882	234,616
Selling, general and administrative	37,023	37,595	106,256	108,230
Acquisition-related items:
Amortization of purchased intangible assets:
Cost of revenue	3,935	2,314	9,551	8,039
Other operating expense	314	329	843	2,017
In-process research and development	4,970	—	15,470	5,200
Impairment of other intangible assets	—	—	1,500	—
Employer payroll tax expense on certain stock option exercises:
Cost of revenue	51	26	147	784
Research and development	1,191	365	3,231	7,784
Selling, general and administrative	242	157	926	4,022
Charges related to equity award review:
Cost of revenue	—	—	89	—
Research and development	—	1,339	1,333	1,339
Selling, general and administrative	—	260	1,987	260
Loss (gain) on strategic investments, net	2,121	—	4,769	(700)
Non-operating gains	(146)	—	(275)	(482)
Income tax benefits from adjustments to tax reserves of certain foreign subsidiaries or various foreign jurisdictions	—	(27,900)	(4,583)	(29,600)
Income tax effects	(14,754)	(17,178)	(46,298)	(56,981)

Total of non-GAAP adjustments	136,780	81,240	378,717	303,661

Non-GAAP net income	$164,540	$191,421	$501,724	$637,626

GAAP weighted average shares (diluted)	577,583	572,597	579,479	589,449
Non-GAAP adjustment	22,320	22,150	20,883	20,237

Non-GAAP weighted average shares (diluted)	599,903	594,747	600,362	609,686

GAAP net income per share (diluted)	$.05	$.19	$.21	$.57
Non-GAAP adjustments detailed above	.22	.13	.63	.48

Non-GAAP net income per share (diluted)	$.27	$.32	$.84	$1.05

Non-GAAP net income per share is calculated by dividing non-GAAP net income by non-GAAP weighted average shares outstanding (diluted). For purposes of calculating non-GAAP net income per share, the calculation of GAAP weighted average shares outstanding (diluted) is adjusted to exclude the benefits of compensation costs attributable to future services and not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.
Broadcom believes that the presentation of non-GAAP net income and non-GAAP net income per share provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations. For further information regarding why Broadcom believes that these non-GAAP measures provide useful information to investors, the specific manner in which management uses these measures, and some of the limitations associated with the use of these measures, please refer to the company’s Current Report on Form 8-K regarding this earnings press release filed today with the SEC.

BROADCOM CORPORATION
Unaudited GAAP Condensed Consolidated Statements of Cash Flows
(In thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Operating activities
Net income	$27,760	$110,181	$123,007	$333,965
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	15,712	11,880	44,736	35,205
Stock-based compensation expense:
Stock options and other awards	84,128	87,140	249,326	268,388
Restricted stock units issued by the Company	54,728	34,388	140,701	93,591
Acquisition-related items:
Amortization of purchased intangible assets	4,249	2,643	10,394	10,056
In-process research and development	4,970	—	15,470	5,200
Impairment of other intangible assets	—	—	1,500	—
Loss (gain) on strategic investments, net	2,121	—	4,769	(700)
Changes in operating assets and liabilities:
Accounts receivable	(11,509)	(15,998)	(8,330)	(116,899)
Inventory	(20,399)	54,508	(8,929)	(28,332)
Prepaid expenses and other assets	(24,964)	(3,809)	(41,610)	13,938
Accounts payable	44,547	(80,590)	55,149	(52,875)
Accrued settlement liabilities	—	—	(2,000)	(2,000)
Other accrued and long-term liabilities	30,507	29,522	30,800	47,320

Net cash provided by operating activities	211,850	229,865	614,983	606,857

Investing activities
Net purchases of property and equipment	(15,939)	(19,926)	(123,318)	(57,155)
Net cash paid for acquisitions and other purchased intangible assets	(141,372)	(2,204)	(219,324)	(70,125)
Net proceeds from sales (cash paid for purchases) of strategic investments	—	—	(3,194)	137
Net proceeds (purchases) of marketable securities	43,413	(87,771)	250,449	(188,381)

Net cash used in investing activities	(113,898)	(109,901)	(95,387)	(315,524)

Financing activities
Repurchases of Class A common stock	(170,534)	(29,631)	(811,822)	(275,733)
Net proceeds from issuance of common stock	65,459	(907)	171,330	479,209
Payments on assumed debt and other obligations	—	—	—	(4,625)
Excess tax benefits from stock-based compensation	—	—	—	338

Net cash provided by (used in) financing activities	(105,075)	(30,538)	(640,492)	199,189

Increase (decrease) in cash and cash equivalents	(7,123)	89,426	(120,896)	490,522
Cash and cash equivalents at beginning of period	2,044,337	1,838,372	2,158,110	1,437,276

Cash and cash equivalents at end of period	$2,037,214	$1,927,798	$2,037,214	$1,927,798

UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

	September 30,	June 30,	December 31,
	2007	2007	2006
	(In thousands)
Cash and cash equivalents	$2,037,214	$2,044,337	$2,158,110
Short-term marketable securities	308,932	370,336	522,340
Long-term marketable securities	84,107	66,116	121,148

Total cash, cash equivalents and marketable securities	$2,430,253	$2,480,789	$2,801,598

Decrease from prior quarter end	$(50,536)

Decrease from prior year end	$(371,345)

BROADCOM CORPORATION
Unaudited GAAP Condensed Consolidated Balance Sheets
(In thousands)

	September 30,	December 31,
	2007	2006
ASSETS
Current assets:
Cash and cash equivalents	$2,037,214	$2,158,110
Short-term marketable securities	308,932	522,340
Accounts receivable, net	395,732	382,823
Inventory	213,160	202,794
Prepaid expenses and other current assets	127,940	85,721

Total current assets	3,082,978	3,351,788
Property and equipment, net	226,079	164,699
Long-term marketable securities	84,107	121,148
Goodwill	1,365,764	1,185,145
Purchased intangible assets, net	50,725	29,029
Other assets	31,387	24,957

Total assets	$4,841,040	$4,876,766

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$349,759	$307,972
Wages and related benefits	159,132	104,940
Deferred revenue	6,371	1,873
Accrued liabilities	241,894	263,916

Total current liabilities	757,156	678,701
Commitments and contingencies
Long-term deferred revenue	5,990	—
Other long-term liabilities	33,094	6,399
Shareholders’ equity	4,044,800	4,191,666

Total liabilities and shareholders’ equity	$4,841,040	$4,876,766

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